THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above dated May 1, 2015.

Effective October 1, 2015, in the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the Mid Cap Growth Stock Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Mid Cap Growth Stock Portfolio	Long term growth of capital	William Blair Investment Management, LLC

In addition to the changes noted above, please note that the Board of Trustees for the Northwestern Mutual Series Fund, Inc. has approved a change in the name of the Money Market Portfolio to the Government Money Market Portfolio, effective on or about May 1, 2016, to coincide with certain changes to the Portfolio’s investment strategies. For information about these changes please see the statutory or summary prospectus for the Portfolio, as supplemented, and consult your policy for more information regarding the effect these changes may have on your rights or privileges under your policy.

Effective immediately, this Supplement amends certain information contained in the Prospectuses referenced above:

In the Variable Executive Life prospectus, the section titled “Premiums” is hereby amended to add the following sentence to the end of the third paragraph:

For certain group Policies, if allowable under applicable law and in the absence of contrary instructions, under certain circumstances Premium Payments made on behalf of your group may be allocated among the group’s Policies in proportion to the most recent Premium Payment allocation instructions provided by the payor on behalf of your group.

In the Executive Variable Universal Life prospectus, the section titled “Premium Payments” is hereby amended to add the following sentence to the end of the second paragraph:

If allowable under applicable law and in the absence of contrary instructions, under certain circumstances Premium Payments made on behalf of your group may be allocated among the group’s Policies in proportion to the most recent Premium Payment allocation instructions provided by the payor on behalf of your group.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated August 28, 2015.